JNL/DFA U.S. Core Equity Fund
Class A and B

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JNLSeriesTrust/. You can also get this information at no cost by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 29, 2013, as supplemented, September 16, 2013, are incorporated by reference into (which means it legally is a part of) this Summary Prospectus.

Investment Objective.  The investment objective of the Fund is long-term capital appreciation.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management/Administrative Fee	0.72%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses	0.00%
Acquired Fund Fees and Expenses1	0.01%
Total Annual Fund Operating Expenses	0.93%
Less Fee Waiver2	(0.12)%
Total Annual Net Expenses	0.81%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management/Administrative Fee	0.72%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses1	0.01%
Total Annual Fund Operating Expenses	0.73%
Less Fee Waiver2	(0.12)%
Total Annual Net Expenses	0.61%

1 Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the prospectus will not correlate to the Total Annual Operating Expense disclosed above.

2 Jackson National Asset Management, LLC has contractually agreed to limit management fees of the Fund to 0.50%.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$83	$284	$503	$1,132

Class B
1 year	3 years	5 years	10 years
$62	$221	$394	$895

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.

Period	Class A
1/1/2012 – 12/31/2012	113%

Period	Class B
1/1/2012 – 12/31/2012	113%

The portfolio turnover reflected above includes results when the Fund was managed by the previous sub-adviser, Eagle Asset Management, Inc.

Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. companies.  The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies as defined below will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. Universe.  The Sub-Adviser generally defines the “U.S. Universe” as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE Alternext US LLC or Nasdaq Global Market® or such other securities exchanges deemed appropriate by the Sub-Adviser. The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will change due to market movements.  Additionally, the range by which the Fund’s percentage allocation to all securities as compared to the U.S. Universe may be modified after considering other factors the Sub-Adviser determines to be appropriate, such as free float, momentum, trading strategies, liquidity management and expected profitability.  In assessing expected profitability, the Sub-Adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets..

In constructing the portfolio, the Sub-Adviser identifies a broadly diversified universe of eligible securities with precisely-defined risk and return characteristics.  It then places priority on efficiently managing portfolio turnover and keeping trading costs low.  In general, the Sub-Adviser does not intend to purchase or sell securities for the investment portfolio based on prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

The Fund purchases a broad and diverse group of common stocks of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. Universe.  The Fund’s increased exposure to small and value companies may be achieved by decreasing the allocation of the Fund’s assets to the largest U.S. growth companies relative to their weight in the U.S. Universe, which would result in a greater weight allocation to small capitalization and value companies.  An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization.  An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization.

The Fund may also use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

•
Derivatives risk – Investing in derivative instruments, such as, swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, to be announced (TBAs) securities, interest rate swaps, credit default swaps, and certain exchange traded funds, involves risks, including liquidity, interest rate, market, counterparty, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.  These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  The Fund could experience losses if its derivative holdings were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

•
Investment style risk – Value stocks may not increase in price if other investors fail to recognize a security’s potential worth, or the factors that are expected to increase the price of a security do not occur. In the past, over the long-term, the growth and value stock categories have had similar returns; however, each category sometimes outperforms the other for long periods of time.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•	Small cap investing risk – Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad measure of market performance.  Performance prior to April 30, 2012 reflects the Fund’s results when managed by the former sub-adviser, Eagle Asset Management, Inc. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Effective April 29, 2013, for consistency with the Fund’s strategy, the Fund will replace the S&P 500 Index with the Russell 3000 Index as its benchmark.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2009): 20.60%; Worst Quarter (ended 12/31/08): -24.10%

Class B

Best Quarter (ended 6/30/2009): 20.82%; Worst Quarter (ended 12/31/08): -24.09%

Average Annual Total Returns as of December 31, 2012
	1 year	5 year	10 year
JNL/DFA U.S. Core Equity Fund (Class A)	13.70%	0.57%	4.76%
S&P 500 Index	16.00%	1.66%	7.10%
Russell 3000 Total Return	16.42%	2.04%	7.68%

Average Annual Total Returns as of December 31, 2012
	1 year	5 year	Life of Class (March 5, 2004)
JNL/DFA U.S. Core Equity Fund (Class B)	13.85%	0.79%	2.62%
S&P 500 Index	16.00%	1.66%	4.53%
Russell 3000 Total Return	16.42%	2.04%	4.91%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Dimensional Fund Advisors LP

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Joseph H. Chi	2012	Senior Portfolio Manager and Vice President
Jed S. Fogdall	2012	Senior Portfolio Manager and Vice President
Henry F. Gray	2012	Head of Global Equity Trading and Vice President

Purchase and Sale of Fund Shares
Only separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life contract issued by a separate account of Jackson or Jackson NY, or through a Jackson or Jackson NY fund of funds that invests in this Fund and directly through a qualified or non-qualified plan.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account, registered investment company or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable insurance contracts and retirement plans.

Tax Information
Because the Fund’s shareholders are the separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson or Jackson NY, the tax treatment of dividends and distributions will depend on the tax status of Jackson or Jackson NY, the investment companies, and the qualified and non-qualified plans.  Accordingly, no discussion is included about the Federal personal income tax consequences to you, the contract owner or plan participant. For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion of the Federal income tax consequences to variable insurance contract owners and plan participants.

Payments to Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.